SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): October 6, 1999



                       SOUTHERN CALIFORNIA EDISON COMPANY
             (Exact name of registrant as specified in its charter)



             CALIFORNIA                    001-2313              95-1240335
 (State of principal jurisdiction of   (Commission file       (I.R.S. employer
   incorporation of organization)           number)          identification no.)



                            2244 Walnut Grove Avenue
                                 (P.O. Box 800)
                           Rosemead, California 91770
          (Address of principal executive offices, including zip code)

                                  626-302-1212
              (Registrant's telephone number, including area code)


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Items 1 through 4, 6, 8 and 9 are not included because they are inapplicable.

Item 5.  Other Events

MOHAVE GENERATING STATION ENVIRONMENTAL LITIGATION

On October 6, 1999, Southern California Edison, the Los Angeles Department of Water & Power, Nevada Power, and the Salt River Project, co-owners of the Mohave Generating Station (the "Owners"), along with three environmental groups, announced a settlement to a federal lawsuit that the groups had filed against the Owners in February 1998, alleging power plant violations of federal and state air quality regulations. The settlement, which is subject to final approval by the U.S. District Court in Las Vegas, will accelerate the planned installation of additional air emission controls on the power plant. A copy of the press release issued by the Owners on October 6 pertaining to the above announcement is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits

Exhibit
Number                        Description
--------                      -----------

99 Press Release of Mohave Generating Station dated October 6, 1999 entitled "Mohave Plant Owners, Environmentalists Reach Agreement on Pollution Controls"

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SOUTHERN CALIFORNIA EDISON COMPANY
                                                   (Registrant)



                                             KENNETH S. STEWART
                              -------------------------------------------------
                                             KENNETH S. STEWART
                              Assistant General Counsel and Assistant Secretary


October 19, 1999